UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 2, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS

     On August 2, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.

     On August 3, 2005, the Registrant issued the press release attached hereto as Exhibit 99.2.

     On August 3, 2005, the Registrant issued the press release attached hereto as Exhibit 99.3



ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release, dated August 2, 2005.

     99.2. Press release, dated August 3, 2005.

     99.3. Press release, dated August 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: August 8, 2005

EXHIBIT 99.1


NEWS RELEASE
                                                        CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Karen Bunton, Ext. 1121


                Calpine Completes Sale of its Morris Power Plant

     (SAN JOSE, Calif.) /PR Newswire - First Call/ August 2, 2005 - Calpine Corporation [NYSE:CPN] has completed the sale of its interest in the
156-megawatt Morris Power Plant to Diamond Generating Corporation, a wholly owned subsidiary of Mitsubishi Corporation, for approximately $84.5 million. The sale of Morris is part of Calpine's previously announced strategic initiative focused on reducing debt, increasing cash flow and optimizing its North American power plant portfolio.

     Calpine will use the net proceeds from this asset sale in accordance with its existing bond indentures. The company expects to record a loss on the sale of Morris totaling approximately $106.2 million in the quarter ended June 30, 2005.

     Located in Morris, IL, the Morris Power Plant is a 156-megawatt natural gas-fired power plant that entered into commercial operations in 1998. Morris delivers electricity and steam to Equistar Chemicals under a long-term energy services agreement. Calpine acquired its interest in Morris in 1999 as part of its acquisition of Cogeneration Corporation of America.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and three Canadian provinces. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information on the company, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties as identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004 , and in its Quarterly Report on Form 10-Q for the three months ended March 31, 2005, which can be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.2


NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Karen Bunton, Ext. 1121


                        CCFC Terminates Offer to Purchase

            9 3/4% Second Priority Senior Secured Floating Rate Notes

     (SAN JOSE, Calif.) /PR Newswire - First Call/ August 3, 2005 - Calpine Corporation's [NYSE: CPN] wholly owned subsidiary, Calpine Construction Finance Company, L.P. ("CCFC") has terminated its previously announced offer to purchase for cash a portion of its 9 3/4% Second Priority Senior Secured Floating Rate Notes Due 2011 (CUSIP No. 13134YAA5) (the "Notes"). CCFC terminated its offer for the Notes pursuant to the conditions of the offer. The conditions of the offer, among other things, provided that CCFC shall not be required to accept for payment, purchase or pay for any Notes tendered and may terminate the offer if CCFC does not expect to receive the net proceeds from the proposed sale of the Ontelanuee Energy Center on or prior to the purchase date, which is no later than the third business day following the expiration date (August 3, 2005). Any Notes that have been tendered will be redelivered to the tendering party.

     Calpine Corporation owns, leases and operates integrated systems of plants in 21 U.S. states and three Canadian provinces. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.

EXHIBIT 99.3


NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Karen Bunton, Ext. 1121


      Calpine Reports on Nova Scotia Court's Decision in Harbert Litigation

     (SAN JOSE, Calif.) /PR Newswire - First Call/ August 3, 2005 - Calpine Corporation [NYSE:CPN] today announced that the Supreme Court of Nova Scotia
("Court") issued its decision yesterday regarding the litigation brought by Harbert Distressed Investment Master Fund, Ltd. ("Harbert"). This litigation relates to the outstanding Calpine-guaranteed bonds of Calpine's subsidiary Calpine Canada Energy Finance II ULC ("Finance II").

     The Court dismissed Harbert's application for relief and denied all relief to Harbert and all other bondholders that purchased Finance II bonds on or after September 1, 2004. However, the Court stated that a remedy should be granted to any bondholder, other than the Calpine respondent companies, that purchased Finance II bonds prior to September 1, 2004 and that continues to hold those bonds on August 2, 2005.

     The Court directed Wilmington Trust Company, Trustee for the Finance II bonds, to provide the face amount of qualifying bonds and the identity of the holders of such bonds by August 31, 2005. The Court stated that, upon receipt of the information from the Trustee, it will then issue a final order requiring Calpine to maintain in the control of its subsidiary Calpine Canada Resources Company ("CCRC") sufficient proceeds from the sale of the Saltend Energy Centre to cover the face amount of such bonds. If there are insufficient proceeds for this purpose, Calpine will be required to place in the control of CCRC an additional amount which, when added to the net Saltend sale proceeds, will cover the face value of all such bonds. The final order will further provide that CCRC shall diligently conduct its business in a proper and efficient manner so as to preserve and protect its business and assets. Pending the final order, the Court issued an interim order under which Calpine must maintain the net Saltend sale proceeds in the control of CCRC.

     Any party to the proceeding has the right to appeal the final order to the Nova Scotia Court of Appeal.

     Calpine Corporation is a North American power company dedicated to providing electric power to customers from clean, efficient, natural gas-fired and geothermal power plants. The company generates power at plants it owns or leases in 21 states in the United States and three provinces in Canada. The company is included in the S&P 500. Calpine was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.